UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

SCHEDULE 14A

________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

ZALATORIS ACQUISITION CORP.
(Name of Registrant as Specified In Its Charter)

_________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY COPY

Zalatoris Acquisition Corp.
99 Wall Street, Suite 5801
New York, New York 10005
(917) 675-3106

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 18, 2023

TO THE STOCKHOLDERS OF ZALATORIS ACQUISITION CORP.:

You are cordially invited to attend the 2023 annual meeting (the “Annual Meeting”) of stockholders of Zalatoris Acquisition Corp., (“we,” “us,” “our,” “Zalatoris,” or the “Company”) to be held at 8:00 a.m. Eastern Time on Monday, December 18, 2023.

The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the Annual Meeting online, vote and submit your questions during the Annual Meeting by visiting https://www.cstproxy.com/zalatoris/2023. If you plan to attend the virtual online Annual Meeting, you will need your 12 digit control number to vote electronically at the Annual Meeting. We are pleased to utilize the virtual stockholder meeting technology to provide ready access and cost savings for our stockholders and the Company. The virtual meeting format allows attendance from any location in the world.

Even if you are planning on attending the Annual Meeting online, please promptly submit your proxy vote by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Annual Meeting. Instructions on voting your shares are on the proxy materials you received for the Annual Meeting. Even if you plan to attend the Annual Meeting online, it is strongly recommended you complete and return your proxy card before the Annual Meeting date, to ensure that your shares will be represented at the Annual Meeting if you are unable to attend.

Thank you for your continued support of Zalatoris Acquisition Corp.

December 6, 2023

By Order of the Board of Directors
/s/ Paul Davis
Chief Executive Officer

You are not being asked to vote on the business combination at this time. If proposals 1 and 2 are approved and the amendments are implemented, provided that you are a stockholder on the Record Date for a meeting to consider the business combination, you will retain the right to vote on the business combination when it is submitted to stockholders and the right to redeem all or a portion of your public shares for cash in the event the business combination is approved and completed, or if we have not consummated an initial business combination by the deadline.

Your vote is important. If you are a stockholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Annual Meeting. If you are a stockholder of record, you may also cast your vote online at the Annual Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote online at the Annual Meeting by obtaining a proxy from your brokerage firm or bank.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on Monday, December 18, 2023, at 8:00 a.m. Eastern Time:

Zalatoris Acquisition Corp.
99 Wall Street, Suite 5801
New York, New York 10005

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 18, 2023

PROXY STATEMENT

The Annual Meeting (the “Annual Meeting”) of stockholders of Zalatoris Acquisition Corp., a Delaware corporation, (“we,” “us,” “our,” “Zalatoris,” or the “Company”) will be held at 8:00 a.m. Eastern Time on Monday, December 18, 2023 as a virtual meeting.

You will be able to attend, vote your shares, and submit questions during the Annual Meeting via a live webcast available at https://www.cstproxy.com/zalatoris/2023. If you plan to attend the virtual online Annual Meeting, you will need your 12 digit control number to vote electronically at the Annual Meeting. The Annual Meeting will be held for the sole purpose of considering and voting upon the following proposals:

1.      To amend the Company’s Amended and Restated Certificate of Incorporation dated as of June 12, 2023 (the “Existing Zalatoris Charter”) to provide for the right of the holders of Class B common stock of Zalatoris, par value $0.0001 per share (the “Zalatoris Class B Common Stock” or “Founder Shares”) to convert such shares of Zalatoris Class B Common Stock into shares of Class A common stock of Zalatoris, par value $0.0001 per share (“Zalatoris Class A Common Stock” and together with the Class B Common Stock, the “Common Stock”) on a one-to-one basis at the election of such holders (the “Founder Share Amendment Proposal”);

2.      To amend the Company’s Amended and Restated Certificate of Incorporation dated as of June 12, 2023 to provide for the right of the Directors of Zalatoris to take any action required to be taken at a meeting of the Board of Directors or at a meeting of a committee without holding such a meeting if a consent in writing, setting forth the actions to be taken, is signed by a majority of the Board of Directors or a majority of the members of the committee (the “Action by Written Consent Amendment Proposal”);

3.      To elect the five directors named in this Proxy Statement for a three-year term expiring in 2026 or until their successor has been duly elected and qualified or until their earlier resignation, removal or death (the “Election of Directors Proposal”);

4.      To ratify the appointment of Marcum LLP as our independent registered public accounting firm for the year ending December 31, 2023 (the “Ratification of Auditor Proposal”); and

5.      To approve the adjournment of the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise (the “Adjournment Proposal”), only to be presented at the Annual Meeting if there are not sufficient votes to approve the foregoing proposals.

Our Board has fixed the close of business on November 1, 2023 (the “Record Date”), as the date for determining the Zalatoris stockholders entitled to receive notice of and vote at the Annual Meeting and any adjournment thereof. Only holders of record of the Common Stock on that date are entitled to have their votes counted at the Annual Meeting or any adjournment thereof.

On the Record Date of the Annual Meeting, there were 6,358,118 shares of Zalatoris Class A Common Stock and 4,312,500 shares of Zalatoris Class B Common Stock outstanding. Zalatoris’ warrants do not have voting rights in connection with the proposals.

This Proxy Statement contains important information about the Annual Meeting and the proposals. Please read it carefully and vote your shares.

We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Advantage Proxy, Inc. (the “Proxy Solicitor”) to assist in the solicitation of proxies for the Annual Meeting. We have agreed to pay the Proxy Solicitor a fee of $7,000 (plus reimbursement of any additional expenses subject to a cap of $1,000). We will also reimburse the Proxy Solicitor for reasonable out-of-pocket expenses and will indemnify the Proxy Solicitor and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate an initial business combination, we do not expect such payments to have a material effect on our ability to consummate an initial business combination.

You are not being asked to vote on the business combination at this time. If proposals 1 and 2 are approved and the amendments are implemented, provided that you are a stockholder on the Record Date for a meeting to consider the business combination, you will retain the right to vote on the business combination when it is submitted to stockholders and the right to redeem all or a portion of your public shares for cash in the event the business combination is approved and completed, or if we have not consummated an initial business combination by the deadline.

Your vote is important. We hope that you will attend the Annual Meeting via live webcast, but if you cannot do so, please complete, date, and sign your Proxy Card and return it in the accompanying envelope as promptly as possible, or vote by calling the toll-free telephone number or electronically over the Internet using the instructions provided in the Notice. Returning the Proxy Card (or voting electronically) will not affect your right to vote electronically if you attend the virtual Annual Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE FOUNDER SHARE AMENDMENT IN PROPOSAL 1, “FOR” THE ACTION BY WRITTEN CONSENT AMENDMENT IN PROPOSAL 2, “FOR” THE DIRECTOR NOMINEES IN PROPOSAL 3, “FOR” THE RATIFICATION OF MARCUM LLP IN PROPOSAL 4; AND IF PRESENTED, FOR” THE ADJOURNMENT IN PROPOSAL 5.

This Proxy Statement is dated December 6, 2023.

By Order of the Board of Directors
/s/ Paul Davis

i

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

These Questions and Answers about the Annual Meeting are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this Proxy Statement.

Why am I receiving this Proxy Statement?

This Proxy Statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our Board for use at the Annual Meeting to be held by virtual attendance on Monday, December 18, 2023, or at any adjournments or postponements thereof. This Proxy Statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Annual Meeting.

We are a blank check company formed in Delaware on February 1, 2021, for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. On December 14, 2021, we consummated our initial public offering (“IPO”) from which we derived gross proceeds of $172.5 million. On December 14, 2021, simultaneously with the consummation of the IPO, the Company completed a private sale (the “Private Placement”) of an aggregate of 5,725,000 warrants (the “Private Placement Warrants”), generating gross proceeds to the Company of $5,725,000. The net proceeds from the IPO, together with certain of the proceeds from the Private Placement, $174,225,000 in the aggregate (the “Offering Proceeds”), were placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee. Like most blank check companies, our charter provides for the return of our IPO proceeds held in trust to the holders of shares of Zalatoris Class A Common Stock sold in our IPO if there is no qualifying business combination(s) consummated on or before March 14, 2024 (unless extended).

YOUR VOTE IS IMPORTANT. It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

What is being voted on?

You are being asked to vote on:

1.      To amend the Company’s Amended and Restated Certificate of Incorporation dated as of June 12, 2023 to provide for the right of the holders of Class B common stock of Zalatoris, par value $0.0001 per share (the “Zalatoris Class B Common Stock” or “Founder Shares”) to convert such shares of Zalatoris Class B Common Stock into shares of Class A common stock of Zalatoris, par value $0.0001 per share (“Zalatoris Class A Common Stock” and together with the Class B Common Stock, the “Common Stock”) on a one-to-one basis at the election of such holders (the “Founder Share Amendment Proposal”);

2.      To amend the Company’s Amended and Restated Certificate of Incorporation dated as of June 12, 2023 to provide for the right of the Directors of Zalatoris to take any action required to be taken at a meeting of the Board of Directors or at a meeting of a committee without holding such a meeting if a consent in writing, setting forth the actions to be taken, is signed by a majority of the Board of Directors or a majority of the members of the committee (the “Action by Written Consent Amendment Proposal”);

3.      To elect the five directors named in this Proxy Statement for a three-year term expiring in 2026 or until their successor has been duly elected and qualified or until their earlier resignation, removal or death (the “Election of Directors Proposal”);

4.      To ratify the appointment of Marcum LLP as our independent registered public accounting firm for the year ending December 31, 2023 (the “Ratification of Auditor Proposal”); and

5.      To approve the adjournment of the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise (the “Adjournment Proposal”), only to be presented at the Annual Meeting if there are not sufficient votes to approve the foregoing proposals.

You are not being asked to vote on the business combination at this time. If proposals 1 and 2 are approved and the amendments are implemented, provided that you are a stockholder on the Record Date for a meeting to consider the business combination, you will retain the right to vote on the business combination when it is submitted to stockholders and the right to redeem all or a portion of your public shares for cash in the event the business combination is approved and completed, or if we have not consummated an initial business combination by the deadline.

How does the Board recommend I vote?

The purpose of the Founder Share Amendment Proposal is to allow the holders of Zalatoris Class B Common Stock to convert their shares of Zalatoris Class B Common Stock into shares of Zalatoris Class A Common Stock, on a one-for-one basis, at any point in time prior to the completion of the business combination. Such conversions would give Zalatoris further flexibility to consummate the business combination pursuant to the Merger Agreement.

Accordingly, the Board believes that in order to be able to consummate the business combination, the Sponsor will need to convert such Zalatoris Class B Common Stock to Zalatoris Class A Common Stock.

The Action by Written Consent Amendment Proposal aims to allow the Directors of Zalatoris the right to take any action required to be taken at a meeting of the Board of Directors or at a meeting of a committee without holding such a meeting if a consent in writing, setting forth the actions to be taken, is signed by a majority of the Board of Directors or a majority of the members of the committee.

The Board recommends that you vote for the directors named in the Proxy Statement and to the appointment of Marcum LLP as our independent registered public accounting firm for the year ending December 31, 2023.

The Adjournment Proposal, if adopted, will allow the Board to adjourn the Annual Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient to approve each of the proposals in this Proxy Statement.

How do the Company insiders intend to vote their shares?

J. Streicher Holdings, LLC, a Delaware limited liability company (the “Sponsor”) and all of our directors and officers are expected to vote any Common Stock over which they have voting control (including any public shares owned by them) in favor of the proposals. Currently, our Sponsor and our officers and directors own approximately 25.06% of our issued and outstanding shares of Common Stock, including 2,592,898 Founder Shares. Our Sponsor, directors and officers do not intend to purchase shares of Common Stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the proposals.

What vote is required to adopt the proposals?

Approval of the Founder Share Amendment and Action by Written Consent Amendment Proposals each require the affirmative vote of both (x) a majority of the holders of outstanding Common Stock voting together as a single class and (y) a majority of the outstanding Zalatoris Class B Common Stock voting as a separate class. Since the Class B Common Stock represents a majority of both the Class A Common Stock and the Class B Common Stock voting together as a single class and the Sponsor, which holds 2,592,898 shares of the Class B Common Stock, and all of our directors and officers are expected to vote any common stock over which they have voting control, we expect the proposals to be approved. Upon conversion of the Zalatoris Class B Common Stock to Zalatoris Class A Common Stock, such Zalatoris Class A Common Stock will not be entitled to receive funds from the Trust Account through redemptions or otherwise.

Approval of the Election of Directors Proposal, Ratification of Auditor Proposal and Adjournment Proposal each require the affirmative vote of a majority of the votes cast by the holders of Common Stock present at the Annual Meeting and entitled to vote thereon, voting together as a single class.

What if I don’t want to vote “FOR” the proposals?

If you do not want the proposal to be approved, you must abstain, not vote, or vote “AGAINST” such proposal. Abstentions will have the effect of a vote “AGAINST” the Founder Share Amendment and Action by Written Consent Amendment Proposals.

Abstentions will have no effect on the Election of Directors Proposal, Ratification of Auditor Proposal and Adjournment Proposal.

What is a broker non-vote?

A “broker non-vote” occurs when shares held by a broker in street name for a beneficial owner are not voted with respect to a proposal because the broker has not received voting instructions from the stockholder who beneficially owns the shares, and the broker lacks the authority to vote the shares at their discretion. As such, a broker may not vote your shares with respect to such proposals, or any other non-discretionary matters, without your instructions. If your shares are held of record by a bank, broker or other nominee, we urge you to give instructions to your bank, broker or other nominee as to how you wish your shares to be voted so you may participate in the stockholder voting on these important matters.

There Ratification of Auditor Proposal and Adjournment Proposal are routine matters on which your broker can exercise voting discretion.

The Founder Share Amendment Proposal, Action by Written Consent Amendment Proposal and Election of Directors Proposal are non-routine matters and therefore brokers cannot use discretionary authority to vote shares if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted.

What happens if the proposals are not approved?

If there are insufficient votes to approve the proposals, we may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the proposals.

If the Founder Share Amendment and Action by Written Consent Amendment Proposals are not approved, the amendments will not be implemented, and the holders of Zalatoris Class B Common Stock will not be permitted to convert such shares into shares of Zalatoris Class A Common Stock before the completion of a business combination. This may make it harder for us to complete the business combination. Furthermore, should the Action by Written Consent Amendment Proposal fail, the Board and committees of Zalatoris would remain unable to take action by written consent without a unanimous consent.

If the Founder Share Amendment and Action by Written Consent Amendment Proposals are approved, what happens next?

Upon approval of the Founder Share Amendment Proposal and Action by Written Consent Amendment Proposal by the required number of votes, we plan to amend the Existing Zalatoris Charter to allow (i) the holders of Zalatoris Class B Common Stock convert such shares into Zalatoris Class A Common Stock on a one-for-one basis; and (ii) the Directors of Zalatoris to take any action required to be taken at a meeting of the Board of Directors or at a meeting of a committee without holding such a meeting if a consent in writing, setting forth the actions to be taken, is signed by a majority of the Board of Directors or a majority of the members of the committee.

How do I attend the meeting?

You will need your control number for access. If you do not have your control number, contact Continental Stock Transfer & Trust Company at the phone number or e-mail address below. Beneficial investors who hold shares through a bank, broker or other intermediary, will need to contact them and obtain a legal proxy. Once you have your legal proxy, contact Continental Stock Transfer & Trust Company to have a control number generated. Continental Stock Transfer & Trust Company contact information is as follows: 1 State Street Plaza, 30th Floor, New York, New York 10004, or email proxy@continentalstock.com.

Stockholders will also have the option to listen to the Annual Meeting by telephone by calling:

•        Within the U.S. and Canada: +1 800- 450-7155 (toll-free)

•        Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)

The passcode for telephone access is 1253231# . You will not be able to vote or submit questions unless you register for and log in to the Annual Meeting webcast as described herein.

How do I change or revoke my vote?

You may change your vote by e-mailing a later-dated, signed proxy card to proxy@continentalstock.com, so that it is received by us prior to the Annual Meeting or by attending the Annual Meeting online and voting. You also may revoke your proxy by sending a notice of revocation to us, which must be received by us prior to the Annual Meeting.

Please note, however, that if on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, custodian bank, or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. If your shares are held in street name, and you wish to attend the Annual Meeting and vote at the Annual Meeting online, you must follow the instructions included with the enclosed proxy card.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes and abstentions. A stockholder’s failure to vote by proxy or to vote online at the Annual Meeting or an abstention with respect to the Founder Share Amendment Proposal and Action by Written Consent Amendment Proposal will have the same effect as a vote “AGAINST” such proposal. Since the Class B Common Stock represents a majority of both the Class A Common Stock and the Class B Common Stock voting together as a single class and the Sponsor, which holds 2,592,898 shares of the Class B Common Stock, and all of our directors and officers are expected to vote any Common Stock over which they have voting control, we expect Founder Share Amendment Proposal and Action by Written Consent Amendment Proposal to be approved. Upon conversion of the Zalatoris Class B Common Stock to Zalatoris Class A Common Stock, such Zalatoris Class A Common Stock will not be entitled to receive funds from the Trust Account through redemptions or otherwise.

The approval of the Election of Directors Proposal, Ratification of Auditor Proposal and Adjournment Proposal each require the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy. Accordingly, a stockholder’s failure to vote by proxy or to vote online at the Annual Meeting will not be counted towards the number of shares of Common Stock required to validly establish a quorum, and if a valid quorum is otherwise established, it will have no effect on the outcome of any vote on the Election of Directors Proposal, Ratification of Auditor Proposal and Adjournment Proposal.

Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Election of Directors Proposal, Ratification of Auditor Proposal and Adjournment Proposal.

If my shares are held in “street name,” will my broker automatically vote them for me?

No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. We believe all the proposals presented to the stockholders will be considered non-discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name,” you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

What is a quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. Holders of a majority in voting power of our Common Stock on the record date issued and outstanding and entitled to vote at the Annual Meeting, present in person or represented by proxy, constitute a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the Annual Meeting. Abstentions will be counted towards the quorum requirement. In the absence of a quorum, the chairman of the meeting has power to adjourn the Annual Meeting. As of the record date for the Annual Meeting, 5,335,310 shares of Common Stock would be required to achieve a quorum.

Who can vote at the Annual Meeting?

Only holders of record of our common stock at the close of business on the Record Date, are entitled to have their vote counted at the Annual Meeting and any adjournments or postponements thereof. On the Record Date, 6,358,118 shares of Zalatoris Class A Common Stock and 4,312,500 shares of Zalatoris Class B Common Stock were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name.    If on the Record Date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote online at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting online, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank.    If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares online at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent.

Does the Board recommend voting for the approval of the proposals?

Yes. After careful consideration of the terms and conditions of these proposals, our Board has determined that proposals are in the best interests of Zalatoris and its stockholders and the Board recommends that our stockholders vote “FOR” these proposals.

Moreover, voting “FOR” these proposals will not affect your right to seek redemption of your public shares in connection with the future vote to approve the business combination.

What interests do the Company’s Sponsor, directors and officers have in the approval of the proposals?

Our Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include ownership of 2,692,898 Founder Shares and 4,525,000 Private Placement Warrants (purchased through a $250,000 contribution to the Company and $1.00 to the former Sponsor, Trajectory Alpha Sponsor, LLC), which would expire worthless if a business combination is not consummated. See the section entitled “Interests of our Sponsor, Directors and Officers.”

Do I have appraisal rights if I object to the Founder Share Amendment Proposal?

The General Corporation Law of the State of Delaware (the “DGCL”) does not provide for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at the Annual Meeting. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.

Warrant holders do not have appraisal rights in connection with any of the proposals to be voted upon at the Annual Meeting.

What do I need to do now?

We urge you to read carefully and consider the information contained in this Proxy Statement, including the annexes, and to consider how the proposals will affect you as our stockholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.

How do I vote?

If you are a holder of record of Common Stock, you may vote online at the Annual Meeting or by submitting a proxy for the Annual Meeting. Whether or not you plan to attend the Annual Meeting online, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Annual Meeting and vote online if you have already voted by proxy.

If your shares of Common Stock are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares online at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Common Stock.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Advantage Proxy, Inc. to assist in the solicitation of proxies for the Annual Meeting. We have agreed to pay the Proxy Solicitor a fee of $7,000 (plus reimbursement of any additional expenses subject to a cap of $1,000. We will also reimburse the Proxy Solicitor for reasonable out-of-pocket expenses and will indemnify the Proxy Solicitor and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate an initial business combination if the Extension is approved, we do not expect such payments to have a material effect on our ability to consummate an initial business combination.

Who can help answer my questions?

If you have questions about the proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card you should contact the Proxy Solicitor:

Advantage Proxy, Inc.
PO Box 10904
Yakima, WA 98909
Toll Free – 1-877-870-8565
Main – 1-206-870-8565
Email: ksmith@advantageproxy.com

You may also contact us at:

Zalatoris Acquisition Corp.
99 Wall Street, Suite 5801
New York, New York 10005
Attn: Paul Davis
Telephone No.: +44 7730 679385

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS

Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect our current views with respect to, among other things, the pending business combination, our capital resources and results of operations. Likewise, our financial statements and all of our statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this proxy statement reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

•        our ability to complete the business combination;

•        the anticipated benefits of the business combination;

•        the volatility of the market price and liquidity of our securities;

•        the use of funds not held in the Trust Account; and

•        the competitive environment in which our successor will operate following the business combination.

While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause our future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC and in other reports we file with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to us (or to third parties making the forward-looking statements).

RISK FACTORS

You should consider carefully our Annual Report on Form 10-K filed with the SEC on March 10, 2023, our Quarterly Report on Form 10-Q filed with the SEC on August 18, 2023 and November 13, 2023, respectively, and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the proposal will enable us to maintain compliance with Nasdaq and complete the business combination.

Approving the proposal involves a number of risks. Even if the proposal is approved, the Company can provide no assurances that the business combination will be consummated. Our ability to consummate any business combination is dependent on a variety of factors, many of which are beyond our control.

If the proposal is approved, the Company expects to seek shareholder approval of the business combination following the SEC declaring a registration statement on Form F-4 effective, which will include our preliminary proxy statement/prospectus for the business combination (the “Form F-4”). The Form F-4 has not been declared effective by the SEC, and the Company cannot complete the business combination unless the Form F-4 is declared effective. As of the date of this Proxy Statement, the Company cannot estimate when, or if, the SEC will declare the Form F-4 effective.

We will be required to offer stockholders redemption rights in connection with any stockholder vote to approve the business combination. Even if the proposals or the business combination are approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate the business combination on commercially acceptable terms, or at all.

Furthermore, under the terms of the Merger Agreement, the Parties are not required to consummate the business combination if the Company does not have at least $5,000,000 in available cash (after payment of expenses) immediately prior to the consummation of the business combination, as set forth in the Merger Agreement.

Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that stockholders will be able to dispose of our shares at favorable prices, or at all.

The SEC issued proposed rules to regulate special purpose acquisition companies that, if adopted, may increase our costs and the time needed to complete our initial business combination.

With respect to the regulation of special purpose acquisition companies like the Company (“SPACs”), on March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating to, among other items, disclosures in business combination transactions involving SPACs and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and to the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. These rules, if adopted, whether in the form proposed or in a revised form, may increase the costs of and the time needed to negotiate and complete an initial business combination, and may constrain the circumstances under which we could complete an initial business combination.

If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we would expect to abandon our efforts to complete an initial business combination and instead to liquidate the Company.

As described further above, the SPAC Rule Proposals relate, among other matters, to the circumstances in which SPACs such as the Company could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria, including a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for a business combination no later than 18 months after the effective date of its registration statement for its initial public offering (the “IPO Registration Statement”). The Company would then be required to complete its initial business combination no later than twenty-four (24) months after the effective date of the IPO Registration Statement.

Because the SPAC Rule Proposals have not yet been adopted, there is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours, that will not complete its business combination within twenty-four (24) months after the effective date of the IPO Registration Statement. As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company.

If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we would expect to abandon our efforts to complete an initial business combination and instead to liquidate the Company.

To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, we may, at any time, instruct the trustee to liquidate the securities held in the Trust Account and instead to hold the funds in the Trust Account in cash until the earlier of the consummation of our initial business combination or our liquidation. As a result, following the liquidation of securities in the Trust Account, we would likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

The funds in the Trust Account have, since our initial public offering, been held only in U.S. government treasury obligations with a maturity of one hundred eighty-five (185) days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we may, at any time, and we expect that we will, on or prior to the 24-month anniversary of the effective date of the IPO Registration Statement, instruct Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash until the earlier of consummation of our initial business combination or liquidation of the Company. Following such liquidation, we would likely receive minimal interest, if any, on the funds held in the Trust Account. However, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any, and certain other expenses as permitted. As a result, any decision to liquidate the securities held in the Trust Account and thereafter to hold all funds in the Trust Account in cash would reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

In addition, even prior to the 24-month anniversary of the effective date of the IPO Registration Statement, we may be deemed to be an investment company. The longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate the Company. Accordingly, we may determine, in our discretion, to liquidate the securities held in the Trust Account at any time, even prior to the 24-month anniversary, and instead hold all funds in the Trust Account in cash, which would further reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

Since the Sponsor and our directors and officers will lose their entire investment in us if an initial business combination is not completed, they may have a conflict of interest in the approval of the proposals at the Annual Meeting.

There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor will not receive any monies held in the Trust Account as a result of its ownership of 2,592,898 Founder Shares that were issued to the Sponsor prior to our IPO and 4,525,000 Private Placement Warrants that were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the IPO. As a consequence, a liquidating distribution will be made only with respect to the public shares. In addition, certain of executive officers have beneficial interests in the Sponsor. Such persons have waived their rights to liquidating distributions from the Trust Account with respect to these securities, and all of such investments would expire worthless if an initial business combination is not consummated. Additionally, such persons can earn a positive rate of return on their overall investment in the combined company after an initial business combination, even if other holders of our Common Stock experience a negative rate of return, due to having initially purchased the Founder Shares for an aggregate of $250,001. The personal and financial interests of our Sponsor, directors and officers may have influenced their motivation in identifying and selecting Anytech for its target business combination and consummating the business combination in order to close the business combination and therefore may have interests different from, or in addition to, your interests as a stockholder in connection with the proposals at the Annual Meeting.

We have incurred and expect to incur significant costs associated with the business combination. Whether or not the business combination is completed, the incurrence of these costs will reduce the amount of cash available to be used for other corporate purposes by us if the business combination is not completed.

We expect to incur significant transaction and transition costs associated with the business combination and operating as a public company following the closing of the business combination. We may also incur additional costs to retain key employees. Certain transaction expenses incurred in connection with the Merger Agreement, including all legal, accounting, consulting, investment banking and other fees, expenses and costs, will be paid in accordance with the Merger Agreement upon closing of the business combination. Even if the business combination is not completed, we expect to incur approximately $5,192,611 million in expenses in aggregate. These expenses will reduce the amount of cash available to be used for other corporate purposes by us if the business combination is not completed.

In the event the Founder Share Amendment is approved, Nasdaq may delist our securities from trading on its exchange, particularly following any stockholder redemption, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.

We are subject to compliance with Nasdaq’s continued listing requirements in order to maintain the listing of our securities on Nasdaq. Such continued listing requirements include, among other things, the MVLS Requirement to comply with Listing Rule 5550(b)(2), requiring the Company to maintain market value of listed securities of at least $35 million for the previous thirty (30) consecutive trading days for continued listing on Nasdaq.

We expect that if our Zalatoris Class A Common Stock fails to meet Nasdaq’s continued listing requirements, our units and warrants will also fail to meet Nasdaq’s continued listing requirements for those securities. We cannot assure you that any of our Zalatoris Class A Common Stock, units or warrants will be able to meet any of Nasdaq’s continued listing requirements. If our securities do not meet Nasdaq’s continued listing requirements, Nasdaq may delist our securities from trading on its exchange.

If Nasdaq delists any of our securities from trading on its exchange and we are not able to list such securities on another national securities exchange, we expect such securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including:

•        a limited availability of market quotations for our securities;

•        a determination that our Zalatoris Class A Common Stock is a “penny stock” which will require brokers trading in our Zalatoris Class A Common Stock to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

•        a limited amount of news and analyst coverage; and

•        a decreased ability to issue additional securities or obtain additional financing in the future.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Our Zalatoris Class A Common stock, units and warrants qualify as covered securities under such statute. Although the states are preempted from regulating the sale of covered securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by special purpose acquisition companies, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if we were no longer listed on Nasdaq, our securities would not qualify as covered securities under such statute and we would be subject to regulation in each state in which we offer our securities.

We may be deemed a “foreign person” under the regulations relating to the Committee on Foreign Investment in the United States (“CFIUS”) and our failure to obtain any required approvals within the requisite time period may require us to liquidate and we may not be able to complete an initial business combination with a target company.

We do not believe that either we or our Sponsor constitute a “foreign person” under CFIUS rules and regulations. However, if CFIUS considers us to be a “foreign person” or a U.S. business that may affect national security, we could be subject to such foreign ownership restrictions and/or CFIUS review. If the business combination with Anytech falls within the scope of applicable foreign ownership restrictions, we may be unable to consummate the business combination. In addition, if the business combination falls within CFIUS’ jurisdiction, we may be required to make a mandatory filing or determine to submit a voluntary notice to CFIUS, or to proceed with the business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the business combination.

Although we do not believe we or the Sponsor are a “foreign person,” CFIUS may take a different view and decide to block or delay the business combination, impose conditions to mitigate national security concerns with respect to the business combination, order us to divest all or a portion of a U.S. business of the combined company if we had proceeded without first obtaining CFIUS clearance, or impose penalties if CFIUS believes that the mandatory notification requirement applied. Additionally, the laws and regulations of other U.S. government entities may impose review or approval procedures on account of any foreign ownership by the Sponsor. If we were to seek an initial business combination other than the business combination, the pool of potential targets with which we could complete an initial business combination may be limited as a result of any such regulatory restriction. Moreover, the process of any government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete the business combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, our public stockholders may only receive $10.10 per share, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in Anytech and the chance of realizing future gains on your investment through any price appreciation in the combined company.

BACKGROUND

Zalatoris is a blank check company, incorporated in Delaware on February 1, 2021, for the purpose of effecting a merger, capital share exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. The proposed business combination with Anytech is the result of an extensive search for a potential transaction drawing upon the network and investing experience of Zalatoris’s management team and the Zalatoris Board.

Prior to the consummation of the IPO on December 14, 2021, neither Zalatoris, nor anyone on its behalf, had contacted any prospective target business or had any substantive discussions, formal or otherwise, with respect to a transaction with Zalatoris. On December 14, 2021, we consummated our initial public offering (“IPO”) from which we derived gross proceeds of $172.5 million. On December 14, 2021, simultaneously with the consummation of the IPO, the Company completed the Private Placement, generating gross proceeds to the Company of $5,725,000. The net proceeds from the IPO, together with certain of the proceeds from the Private Placement, $174,225,000 in the aggregate, were placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee.

After the IPO, Zalatoris’ officers and directors commenced an active search for prospective businesses and assets to acquire. In connection with the evaluating potential business combinations, members of Zalatoris’s management contacted and were contacted by a number of individuals, entities, investment banks and private equity funds with respect to potential business combination opportunities.

The Charter was first amended on December 9, 2021 to expand the powers of Zalatoris, adjust the ratio of Class A and Class B Common Stock issuable, adjust the appointment and removal of directors, and amend the bylaws, among other things. In a special meeting held on June 12, 2023, stockholders approved the Charter Amendment, which allowed Zalatoris to extend the date by which we must either consummate a business combination or liquidate by up to nine one-month extensions to March 14, 2024 (unless extended). To obtain each 1-month extension, our Sponsor or any of their affiliates or designees deposited into the Trust Account $150,000 for each such one-month extension. In connection with the approval of the Charter Amendment, on June 12, 2023, holders of 10,891,882 of our public shares exercised their right to redeem those shares for a pro rata portion of the funds in the Trust Account for cash for an aggregate of approximately $113 million, leaving 6,358,118 of our public shares outstanding after the June 12, 2023 stockholders meeting. On each of July 19, 2023, August 14, 2023, and September 14, 2023 the Company cause $150,000 to be deposited into the Company’s Trust Account to extend the date to consummate a Business Combination through August 14, 2023, September 14, 2024, and October 14, 2023, respectively.

The mailing address of the Company’s principal executive office is 99 Wall Street, Suite 5801, New York, New York 10005.

Interests of Zalatoris’s Sponsor, Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that our Sponsor, executive officers, and members of our Board and special advisors have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•        the fact that our Sponsor holds 2,592,898 Founder Shares and 4,525,000 Private Placement Warrants, all such securities beneficially owned by our Chief Executive Officer. In addition, certain of our executive officers have beneficial interests in the Sponsor. All of such investments would expire worthless if a business combination is not consummated; on the other hand, if a business combination is consummated, such investments could earn a positive rate of return on their overall investment in the combined company, even if other holders of our Common Stock experience a negative rate of return, due to having initially purchased the Founder Shares for $250,001;

•        the fact that, if the Trust Account is liquidated, including in the event we are unable to complete an initial business combination within the required time period, the Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.10 per public share, or such lesser per public share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have entered into an acquisition agreement or claims of any third party for services rendered or products sold to us, but only if such a third party or target business has not executed a waiver of any and all rights to seek access to the Trust Account; and

•        the fact that none of our officers or directors has received any cash compensation for services rendered to Zalatoris, and all of the current members of our Board are expected to continue to serve as directors (at least through the date of the Annual Meeting to vote on a proposed business combination) and may even continue to serve following any potential business combination and receive compensation thereafter.

CORPORATE GOVERNANCE

Currently, there are five directors that serve on our Board. The authorized number of directors may be changed only by resolution of our Board. Our Existing Zalatoris Charter provides that our board members will hold office for a three-year term. Each director serves until such director’s successor is duly elected and qualified or such director’s earlier resignation, death or removal. Our Board is responsible for our business and affairs and considers various matters that require its approval.

Director Independence

Our Board has undertaken a review of the independence of each director. For purposes of determining director independence, we have applied the definitions set out in New York Stock Exchange (“NYSE”) listing standards. Based on information provided by each director concerning his background, employment and affiliations, our Board has determined that Messrs Niall Ennis, Adeel Rouf, and Stephanos Papadopoulos do not have a material relationship with us that could compromise their ability to exercise independent judgment in carrying out their responsibilities and that each of these directors is “independent” as that term is defined under NYSE listing standards and applicable Securities and Exchange Commission rules.

Family Relationships

There is no family relationship between any director, executive officer or person nominated to become a director or executive officer of our Company.

Meetings of Our Board

During the fiscal year ended December 31, 2022, our Board met five times. Each incumbent director serving during the fiscal year ended December 31, 2022 attended at least 75% of the aggregate of all meetings of our Board and applicable committee meetings during the period that he or she served as a director.

We make every effort to schedule our annual meeting of stockholders at a time and date to maximize attendance by directors, taking into account our directors’ schedules. All directors are strongly encouraged to make every effort to attend our annual meeting of stockholders, absent an unavoidable and irreconcilable conflict.

Board Diversity

The following table summarizes certain self-identified characteristics of our directors, in accordance with Nasdaq Stock Market LLC Rules 5605(f) and 5606. Each term used in the table has the meaning given to it in the rule and related instructions.

Zalatoris Acquisition Corp. Board Diversity Matrix as of November 1, 2023
Total Number of Directors	5
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors		5	—	—
Part II: Demographic Information
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian		1	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White		4	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—
Did Not Disclose Demographic Background	—

Information Regarding Committees of Our Board

Our Board has established three standing committees, an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee, each of which operates under a charter that has been approved by our Board. We intend to appoint persons to our Board and its committees as required from time to time to satisfy the corporate governance requirements under the NYSE listing rules.

Our Board has determined that each of Messrs Adeel Rouf, Niall Ennis and Stephanos Papadopoulos also satisfy the independence requirements of 303A.02 of the New York Stock Exchange Listed Company Manual and SEC Rule 10A-3.

Audit Committee

Our Audit Committee currently consists of Messrs Adeel Rouf (Chairman), Niall Ennis and Stephanos Papadopoulos. Our Board has affirmatively determined that Mr. Adeel Rouf is an “audit committee financial expert” as defined by the regulations promulgated by the SEC and within the meaning of the New York Stock Exchange Listed Company Manual.

Our Audit Committee is responsible for, among other things:

•        appointing, compensating, retaining and overseeing our independent registered public accounting firm;

•        approving the audit and non-audit services to be performed by our independent registered public accounting firm;

•        reviewing, with our independent registered public accounting firm, all critical accounting policies and procedures;

•        reviewing with management the adequacy and effectiveness of our internal control structure and procedures for financial reports;

•        reviewing and discussing with management and our independent registered public accounting firm our annual audited financial statements and any certification, report, opinion or review rendered by our independent registered public accounting firm;

•        reviewing and investigating conduct alleged to be in violation of our code of business conduct and ethics;

•        reviewing and approving related party transactions;

•        preparing the Audit Committee report required in our annual proxy statement; and

•        reviewing and evaluating, at least annually, its own performance and the adequacy of the committee charter.

The Audit Committee met as a committee two (2) times during the fiscal year ended December 31, 2022.

Compensation Committee

Our Compensation Committee currently consists of Messrs Adeel Rouf, Niall Ennis (Chairman) and Stephanos Papadopoulos.

Our Compensation Committee assists our Board in the discharge of its responsibilities relating to the compensation of our executive officers and is responsible for, among other things:

•        reviewing and approving corporate goals and objectives relevant to compensation of our Chief Executive Officer and other executive officers;

•        reviewing and approving the following compensation for our Chief Executive Officer and our other executive officers: salaries, bonuses, incentive compensation, equity awards, benefits and perquisites;

•        recommending the establishment and terms of our incentive compensation plans and equity compensation plans, and administering such plans;

•        recommending compensation programs for directors;

•        preparing disclosures regarding executive compensation and any related reports required by the rules of the SEC;

•        making and approving grants of options and other equity awards to all executive officers, directors and all other eligible individuals; and

•        reviewing and evaluating, at least annually, its own performance and the adequacy of the committee charter.

In fulfilling these responsibilities, the Compensation Committee will review all components of executive compensation for consistency with our compensation philosophy and with the interests of our stockholders. Pursuant to its written charter, our Compensation Committee has the authority to engage the services of outside advisors as it deems appropriate to assist it in the evaluation of the compensation of our directors, principal executive officer or other executive and non-executive officers, and in the fulfillment of its other duties. Additionally, our Compensation Committee has the authority to review and approve the compensation of our other officers and employees and may delegate its authority to review and approve the compensation of other non-executive officer employees to one or more subcommittees of the Compensation Committee comprised of one or more members of the committee. The Compensation Committee did not meet during the fiscal year ended December 31, 2022.

Compensation Committee Interlocks and Insider Participation

There are not currently, and during the fiscal year ended December 31, 2022, there were not any, interlocks of any of our executive officers or directors serving on the compensation committee or equivalent committee of another entity that has any director or executive officer serving on our Compensation Committee, any of our other committees, or our Board.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee currently consists of Messrs Adeel Rouf, Niall Ennis and Stephanos Papadopoulos (Chairman).

Our Nominating and Corporate Governance Committee is responsible for, among other things:

•        determining criteria for selecting new directors, including desired skills, experience and attributes, and identifying and actively seeking individuals qualified to become directors;

•        evaluating and selecting, or recommending to our Board, nominees for each election of directors;

•        considering any nominations of director candidates validly made by our stockholders;

•        reviewing and making recommendations to our Board concerning qualifications, appointment and removal of committee members;

•        developing, recommending for approval by our Board, and reviewing on an ongoing basis the adequacy of, our corporate governance principles, including director qualification standards, director responsibilities, committee responsibilities, director access to management and independent advisors, director compensation, director orientation and continuing education, management succession and annual performance evaluation of our Board and its committees;

•        assisting our Board in developing criteria for the evaluation of the performance of our Board and its committees;

•        if requested by our Board, assisting it in its evaluation of the performance of our Board and each of its committees; and

•        reviewing and reassessing the adequacy of its charter.

The Nominating and Corporate Governance Committee identifies potential director candidates through a variety of sources, including recommendations made by members of our Board and members of our executive management. When appropriate, the Nominating and Corporate Governance Committee may retain a search firm to identify director candidates.

In evaluating potential director candidates, the Nominating and Corporate Governance Committee may take into consideration such factors and criteria as it deems appropriate in evaluating a candidate, including:

•        his or her knowledge, expertise, skills, integrity, diversity, judgment, business, leadership or other experience;

•        his or her reputation in the business community;

•        the interplay of the candidate’s experience with the experience of other members of our Board;

•        the availability of such candidate to perform all responsibilities that will be expected of them as a member of our board and any committees; and

•        the extent to which the candidate would be a desirable addition to our Board and any committees.

The Nominating and Corporate Governance Committee reviews and assesses at least annually the skills and characteristics of the members of our Board, as well as the composition of our Board as a whole. The Nominating and Corporate Governance Committee’s assessment includes a review of our directors’ respective independence qualifications, skills and experience in the context of the needs of our Board. Additionally, the Nominating and Corporate Governance Committee considers diversity of experience at policy-making levels in business and technology, and in areas that are relevant to our activities. While we do not have a specific policy regarding diversity, when considering the nomination of directors, the Nominating and Corporate Governance Committee considers the diversity of its directors and nominees in terms of knowledge, experience, background, skills, expertise and other demographic factors.

In assessing the composition of our Board, the Nominating and Corporate Governance Committee considers the current and anticipated needs of our Board and seeks to maintain an appropriate balance of different business backgrounds, skills and expertise based on the nature and requirements of our business. In evaluating potential director candidates, the Nominating and Corporate Governance Committee considers all relevant information regarding such candidates, including the membership criteria stated above, and whether such candidates would meet the Nominating and Corporate Governance Committee’s objectives for the overall composition of our Board, as well as the candidates’ ability and willingness to devote adequate time to the related responsibilities. When appropriate, the Nominating and Corporate Governance Committee will recommend qualified candidates for nomination by our entire Board. The Nominating and Corporate Governance did not meet during the fiscal year ended December 31, 2022.

Board Leadership Structure and Board’s Role in Risk Oversight

Our Board is generally responsible for the oversight of corporate risk in its review and deliberations relating to our activities and, either as a whole or through its committees, regularly liaises with management to assess and manage our major risk exposures, the potential impact of such risks on our business and the steps we should take to mitigate or manage such risks. Our Board’s risk oversight process complements and supplements management’s risk assessment and mitigation processes, which include reviews of strategic and operational planning, executive development and evaluation, regulatory and legal compliance, and financial reporting and internal controls. The risk oversight process also includes receiving reports from committees of our Board and members of senior management to enable our Board to understand our risk identification, management and mitigation strategies with respect to areas of potential material risk.

The Audit Committee oversees management of financial risks and communications with our independent registered public accounting firm regarding our risk exposures and the actions management has taken to limit, monitor or control such exposures, and our Board regularly reviews information regarding our cash position, liquidity and operations, as well as the risks associated with each. Our Board also regularly reviews plans, results and potential risks related to our product development and commercialization efforts. Our Compensation Committee is expected to oversee risk management as it relates to our compensation plans, policies and practices for all employees including executives and directors, particularly whether our compensation programs may create incentives for our employees to take excessive or inappropriate risks which could have a material adverse effect on us. Our Nominating and Corporate Governance Committee manages risks associated with the independence of our Board, corporate disclosure practices and potential conflicts of interest. While each of our committees is responsible for evaluating certain risks and overseeing the management of such risks, our entire Board is regularly informed about such risks and matters involving significant risk are considered by our Board as a whole.

Officer and Director Hedging

Our Board has not adopted, and we do not have, any specific practices or policies regarding the ability of our officers and directors, or their affiliates, or any of their designees, to purchase financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds), or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity securities. For the year ended December 31, 2022, there were no such hedging transactions by any of our officers and directors or their affiliates, or any of their designees.

Executive and Director Compensation

On June 2, 2023, Trajectory Alpha Acquisition Corp., a Delaware corporation (now known as Zalatoris Acquisition Corp.), entered into a Purchase and Contribution Agreement (the “Purchase Agreement”) with J. Streicher Holdings, LLC, a Delaware limited liability company (the “Acquirer”), and Trajectory Alpha Sponsor LLC, a Delaware limited liability company (the “Sponsor”), pursuant to which the Acquirer, or an entity designated by the Acquirer, contributed $250,000 (two hundred fifty thousand dollars) payable at the effective date to the Company and paid $1.00 (one dollar) to the Sponsor. In return, the Sponsor sold and assigned to the Acquirer 2,170,464 (two million one hundred seventy thousand four hundred sixty four) shares of Class B Common Stock of the Company and 4,525,000 (four million five hundred twenty five thousand) private placement warrants held by the Sponsor, each of which is exercisable to purchase one share of Class A Common Stock of the Company.

Concurrently with the execution of the Purchase Agreement, (i) the Company’s then directors and officers to tender resignation letters, which took effect with the execution of the Purchase Agreement, (ii) the Sponsor made certain changes to the board of directors and officers of the Company, and (iii) a formal public vehicle name change was filed on behalf of the Company to change the name to Zalatoris Acquisition Corp.

In connection with the Purchase Agreement, effective June 2, 2023, Peter Bordes, Paul Sethi, Jonathan Bond, Ninan Chacko, and Elisabeth H. DeMarse tendered their resignations as directors of the Company, and Peter Bordes and Michael E.S. Frankel resigned as officers of the Company. Effective June 2, 2023, Jonathan Bond, Ninan Chacko, and Elisabeth H. DeMarse also resigned as directors of the audit committee, compensation committee, and nominating and corporate governance committee of the Company. There was no known disagreement with any of our outgoing directors on any matter relating to the Company’s operations, policies, or practices.

On June 2, 2023, Pantelis Dimitriou, Niall Ennis, Paul Davis, Adeel Rouf, and Sarah Watson were appointed as members of the board of directors of the Company. Paul Davis was appointed as Chief Executive Officer of the Company, and Pantelis Dimitriou was appointed as the Company’s Chief Financial Officer.

On September 7, 2023, Mr. Stephanos Papadopoulos was appointed as a member of our board of directors. Mr. Papadopoulos has worked in C Suite, Advisory Board and Board Director level positions in strategy finance and operations, as well as a consultant and coach on an international basis in numerous industries, including financial services, FMCG, retail trade, manufacturing, high tech, education, mining, construction, heavy machinery trading and automobile trade. On September 28, 2023, Sarah Watson stepped down from her position as a director of the Company. Ms. Watson’s resignation was not the result of any disagreement with management or the Company on any matter relating to the Company’s operations, policies or practices.

None of our officers or directors have received any cash compensation for services rendered to us for the years ended December 30, 2022 and 2021, respectively. Our sponsor, officers, directors and their respective affiliates will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying or selecting potential target businesses and performing due diligence on suitable business combinations. Our audit committee will review on a quarterly basis all payments that were made by us to our sponsor, officers, directors or our or any of their respective affiliates.

After the completion of our business combination, directors or members of our management team who remain with us may be paid consulting, management or other fees from the combined company. All of these fees will be fully disclosed to stockholders, to the extent then known, in the tender offer materials or proxy solicitation materials furnished to our stockholders in connection with a proposed business combination. It is unlikely the amount of such compensation will be known at the time, because the directors of the post-combination business will be responsible for determining executive officer and director compensation. Any compensation to be paid to our executive officers will be determined by a compensation committee constituted solely by independent directors.

We are not party to any agreements with our officers and directors that provide for benefits upon termination of employment. The existence or terms of any such employment or consulting arrangements may influence our management’s motivation in identifying or selecting a target business, and we do not believe that the ability of our management to remain with us after the consummation of our initial business combination should be a determining factor in our decision to proceed with any potential business combination.

Certain Relationships And Related Person Transactions

We had not yet adopted a formal policy for the review, approval or ratification of related party transactions as of the completion of the IPO. Accordingly, the transactions discussed were not reviewed, approved or ratified in accordance with any such policy.

Since the completion of the IPO, we have adopted a code of ethics requiring us to avoid, wherever possible, all conflicts of interests, except under guidelines or resolutions approved by our Board (or the appropriate committee of our board) or as disclosed in our public filings with the SEC. Under our code of ethics, conflict of interest situations will include any financial transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness) involving the Company.

In addition, our Audit Committee, pursuant to a written charter, is responsible for reviewing and approving related party transactions to the extent that we enter into such transactions. An affirmative vote of a majority of the members of the Audit Committee present at a meeting at which a quorum is present is required in order to approve a related party transaction. A majority of the members of the entire Audit Committee constitutes a quorum. Without a meeting, the unanimous written consent of all of the members of the Audit Committee will be required to approve a related party transaction. Our Audit Committee will review on a quarterly basis all payments that were made by us to our sponsor, officers or directors, or our or any of their affiliates.

These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

To further minimize conflicts of interest, we have agreed not to consummate an initial business combination with an entity that is affiliated with any of our Sponsor, officers or directors unless we, or a committee of independent and disinterested directors, have obtained an opinion from an independent investment banking firm which is a member of FINRA or an independent accounting firm that our initial business combination is fair to our company from a financial point of view. There will be no finder’s fees, reimbursement, consulting fee, monies in respect of any payment of a loan or other compensation paid by us to our sponsor, officers or directors or our or any of their respective affiliates, for services rendered to us prior to or in connection with the completion of our initial business combination (regardless of the type of transaction that it is). However, the following payments will be, or have been, made to our sponsor, officers or directors, or our or their affiliates, and, if made prior to our initial business combination will be made from (i) funds held outside the trust account or (ii) permitted withdrawals:

•        repayment of up to $300,000 in loans made to us by our sponsor to cover offering-related and organizational expenses;

•        payment to our sponsor of a total of $10,000 per month, for up to 24 months, for office space, administrative and support services;

•        reimbursement for any out-of-pocket expenses related to identifying, investigating and completing an initial business combination; and

•        repayment of loans which may be made by our sponsor, an affiliate of our sponsor or our officers and directors to finance transaction costs in connection with an intended initial business combination, the terms of which have not been determined nor have any written agreements been executed with respect thereto. Up to $2,000,000 of such loans may be convertible into warrants of the post-business combination entity at a price of $1.00 per warrant at the option of the lender.

These payments may be funded using the net proceeds of the IPO and the sale of the private placement warrants not held in the trust account or, upon completion of the initial business combination, from any amounts remaining from the proceeds of the trust account released to us in connection therewith.

PROPOSAL 1:

FOUNDER SHARE AMENDMENT

Overview

The purpose of the Founder Share Amendment Proposal is to allow the holders of Zalatoris Class B Common Stock to convert their shares of Zalatoris Class B Common Stock into shares of Zalatoris Class A Common Stock, on a one-for-one basis, at any point in time prior to the completion of the business combination (as defined below). Such conversions would give Zalatoris further flexibility to consummate the business combination pursuant to the Business Combination Agreement and Plan of Merger dated as of September 8, 2023 (the “Merger Agreement”), by and among (i) Zalatoris, (ii) Millymont Limited, a private limited company incorporated in Ireland under registered number 67446 (“Holdco”), (iii) AnyTech365 Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Holdco (“Merger Sub”), (iv) J. Streicher Technical Services, LLC, a Delaware limited liability company (“J. Streicher”) (v) Antech Systems, S.L., trading as AnyTech365, a company incorporated in Spain and registered at the Commercial Registry of Malaga under reference MA-122108 (“Anytech” or “Target”), (vi) Miguel Ángel Casales Ruiz and Thomas Marco Balsloev, as the Target’s representatives (the “Target’s Representatives”), and Jaleel Lewis, as Zalatoris’ representative (the “Company Representative”). Zalatoris, Holdco, Merger Sub, J. Streicher, Target, Target’s Representatives, and Company Representative are sometimes referred to herein individually as a “Party” and, collectively, as the “Parties.” Pursuant to the closing of the transactions contemplated by the Merger Agreement (the “Closing”), Merger Sub will merge with and into Zalatoris, with Zalatoris continuing as the surviving entity and wholly owned subsidiary of Holdco (the “Zalatoris Merger”) and subsequently, the Target will merger with and into Holdco, with Holdco continuing as the surviving entity (the “AnyTech Merger” and together with the Zalatoris Merger, the “Mergers”) The Mergers and other transactions contemplated by the Merger Agreement are hereinafter referred to as the “business combination”.

Accordingly, the Board of Zalatoris believes that in order to be able to consummate the business combination, J. Streicher Holdings, LLC, a Delaware limited liability company as holder of the Zalatoris Class B Common Stock will need to convert such Zalatoris Class B Common Stock to Zalatoris Class A Common Stock.

The Existing Zalatoris Charter provides that the Zalatoris Class B Common Stock converts automatically to Zalatoris Class A Common Stock upon the consummation of a business combination on a one-to-one basis. The purpose of the Founder Share Amendment Proposal is to allow conversion of the Founder Shares at any time prior to the business combination at the option of the holder.

Such conversions would give Zalatoris further flexibility to consummate the business combination. Accordingly, the Board believes that in order to be able to consummate the business combination, the Sponsor will need to convert such Zalatoris Class B Common Stock to Zalatoris Class A Common Stock.

Upon conversion of the Zalatoris Class B Common Stock to Zalatoris Class A Common Stock, such Zalatoris Class A Common Stock will not be entitled to receive funds from the Trust Account through redemptions or otherwise.

Required Vote

The affirmative vote of both (x) a majority of the holders of outstanding Common Stock voting together as a single class and (y) a majority of the outstanding Zalatoris Class B Common Stock voting as a separate class is required to approve the Founder Share Amendment Proposal. Abstentions will have the effect of a vote “AGAINST” the Founder Share Amendment Proposal.

If the Founder Share Amendment is not approved, the Sponsor or other holders of Zalatoris Class B Common Stock will not be permitted to convert such shares of Zalatoris Class B Common Stock into shares of Zalatoris Class A Common Stock before the completion of the Business Combination.

The Sponsor and all of Zalatoris’ directors, executive officers and their affiliates are expected to vote any Common Stock owned by them in favor of the Founder Share Amendment Proposal. Since the Class B Common Stock represents a majority of both the Class A Common Stock and the Class B Common Stock voting together as a single class and the Sponsor, which holds 2,592,898 shares of the Class B Common Stock, we expect the Founder Share Amendment Proposal to be approved. Upon conversion of the Zalatoris Class B Common Stock to Zalatoris Class A Common Stock, such Zalatoris Class A Common Stock will not be entitled to receive funds from the Trust Account through redemptions or otherwise.

Recommendation

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE FOUNDER SHARE AMENDMENT PROPOSAL.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its stockholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that stockholders vote for the proposals. See the section entitled “Interests of the Zalatoris’ Sponsor, Directors and Officers” for a further discussion.

PROPOSAL 2:

WRITTEN CONSENT AMENDMENT

Overview

The Existing Zalatoris Charter is silent on the ability of the directors of Zalatoris to take action via a written consent. Consequently, given that Zalatoris is a Delaware corporation, Section 141(f) of the General Corporation Law of the State of Delaware which allows a company’s board to take any action without a meeting of the board if all of the company’s directors consent to the action in writing or by electronic transmission, is applicable to the Board. The purpose of the Action by Written Consent Amendment Proposal is to allow for action by written consent if such written consent is signed by a majority of the members of the Board or a majority of the members of a committee, as the case may be.

Required Vote

The affirmative vote of both (x) a majority of the holders of outstanding Common Stock voting together as a single class and (y) a majority of the outstanding Zalatoris Class B Common Stock voting as a separate class is required to approve the Action by Written Consent Amendment Proposal. Abstentions will have the effect of a vote “AGAINST” the Written Consent Amendment Proposal.

Recommendation

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE WRITTEN CONSENT AMENDMENT PROPOSAL.

PROPOSAL 3:

ELECTION OF DIRECTORS

Overview

Our Board currently consists of five directors with each class holding office for a three-year term. Each director serves until such director’s successor is duly elected and qualified or such director’s earlier resignation, death or removal. Upon the recommendation of our Nominating and Corporate Governance Committee, our Board has nominated Paul Davis, Pantelis Dimitriou, Niall Ennis, Adeel Rouf and Stephanos Papadopoulos for re-election at the Annual Meeting for a three-year term that will expire at the 2026 Annual Meeting of Stockholders.

Each of the nominees have consented to serve if re-elected. If any of our nominees become unavailable to serve as a director, our Board may designate a substitute nominee. In that case, the proxy holders will vote for the substitute nominee designated by our Board. Our Board has no reason to believe that our nominees will be unable to serve. There are no agreements or understandings pursuant to which any of our directors was selected to serve as a director.

All of our directors are expected to attend the Annual Meeting.

The following provides information regarding our director nominees, their age, the year in which they became a director, their principal occupation or employment during the past five years, directorships held with other public companies at any time during the past five years and other biographical data. Included in the biography of our nominees is a description of the particular experience, qualifications, attributes or skills that led the Board to conclude that the nominees should serve as one of our directors.

Name	Age	Position and Class
Paul Davis	42	Chief Executive Officer and Director
Pantelis Dimitriou	38	Chief Financial Officer and Director
Niall Ennis(1)(2)(3)	54	Director
Adeel Rouf(1)(2)(3)	32	Director
Stephanos Papadopoulos(1)(2)(3)	53	Director

____________

(1)      Member of our Audit Committee.

(2)      Member of our Compensation Committee.

(3)      Member of our Nominating and Corporate Governance Committee.

Paul Davis, Chief Executive Officer and Director

Mr. Davis has served as the Chief Executive Officer and director of the Company since June 2, 2023. Mr. Davis previously served as the Chief Operations Officer of J. Streicher Holdings, LLC, global financial services company, from January 2019 to June 2023. Prior to the, Mr. Davis served as Managing Director of Black Swan Data Ltd, a London-based technology and data science company that produces predictive and analytical software from January 2017 to March 2018. From December 2013 to March 2018, Mr. Davis served as Chief Executive Officer of Black Swan Edge Ltd, a company specializing in raising capital via structured products for small and medium-sized enterprises, institutions, and corporations across Europe, America, and Asia. Under his leadership, Black Swan Edge Ltd experienced significant growth and success, culminating in the sale of the company in March 2018. From July 2007 to December 2013, Mr. Davis served as the Business Development Manager of DVV Media Group GmbH (“DVV”) following its acquisition of part of the Reed Business Information Ltd (“RBI”) portfolio. Prior to joining DVV, Mr. Davis was a sales manager at RBI from 2004 to 2007, which is now the merged company LexisNexis Risk Solutions, Inc., a subsidiary of RELX PLC (NYSE: RELX) (f/k/a Reed Elsevier Group PLC). The Board believes Mr. Davis’ previous executive experience and extensive experience in the financial and technology industries qualifies him to serve as a director of the Company.

Pantelis Dimitriou, Chief Financial Officer and Director

Mr. Dimitriou has served as the Chief Financial Officer and director of the Company since June 2, 2023. Since April 2018 he has held the position of Partner and Head of Consulting at Demetriou & Associates Business Advisers Ltd, a distinguished member of DFK International/USA (“DFK”), where he offers his expertise in customer strategy/sales, digitalization/AI, business development, and M&A. From February 2014 to December 2016, Mr. Dimitriou initially served as Vice President of Finance and subsequently served as Group Financial Controller from January 2017 to February 2023 of Epic Investment Partners, an advisory firm specializing in cross-border commercial transactions, including restructurings, acquisitions, joint ventures, business alliances, foreign portfolio investments, banking and finance, infrastructure and project finance, and real property transactions. Since September 2020, Mr. Dimitriou has served as an active member of the Fund Administration Technical Committee of the Cyprus Investment Funds Association. Mr. Dimitriou is a Qualified Chartered Accountant and a member of the Institute of Chartered Accountants in England & Wales. Mr. Dimitriou holds a BS in mathematics, business management & finance from Queen Mary, University of London. The Board believes Mr. Dimitriou’s executive experience and financial expertise qualifies him to serve as a director of the Company.

Niall Ennis, Independent Director

Mr. Ennis has served as a director of the Company since June 2, 2023. Since April 2022, Mr. Ennis has served as Chief Financial Officer of CreditLogic Ltd, a privately held leading Irish Software-as-a-Service company specializing in mortgage origination and management solutions. Mr. Ennis has also served as a member of the board of directors of Exergyn Limited, an Irish clean-tech company, since August 2022. Mr. Ennis has worked as a financial consultant for WElink Energy Ltd, an international renewable energy asset development company and provider of low-carbon construction solutions, since June 2021. From October 2018 to November 2020, Mr. Ennis served as Managing Director of Valeo Foods (Ireland) Unlimited Company, a prevalent food business where he engaged primarily in the company’s strategy and execution surrounding financing, manufacturing, and distribution. During his tenure from June 1998 to July 2018, Mr. Ennis held various positions within DCC PLC (“DCC”), a global FTSE 100 company, most notably serving in a business capacity as Managing Director of DCC Technology, the IT and communications division of DCC. Prior to joining DCC, Mr. Ennis served as Senior Auditor and Manager of KPMG LLP, from November 1991 to June 1998. Mr. Ennis received undergraduate and graduate degrees from University College Dublin in commerce and accounting, and he is a Fellow of the Institute of Chartered Accountants in Ireland. The Board believes Mr. Ennis’ extensive experience in the technology industry qualifies him to serve as a director of the Company.

Adeel Rouf, Independent Director

Mr. Rouf has served as a director of the Company since June 2, 2023. Mr. Rouf brings to the Company a wealth of experience in the fields of investment banking, capital markets, and M&A, including his involvement in 6 (six) transactions with special purpose acquisition companies. Since May 2023, Mr. Rouf has served as Chief Operating Officer of Northern Revival Acquisition Corp., a Cayman Islands exempted special purpose acquisition company (Nasdaq: NRAC, NRACU). Previously, from April 2021 to December 2022, Mr. Rouf served as Founder, Chief Financial Officer, and Advisor to the special purpose acquisition company that merged with Rubicon Technologies, Inc., a Delaware corporation (Nasdaq: RBT, RBT-WT) (NYSE: RBT). From June 2020 to January 2023 Mr. Rouf served as Senior Vice President of Altitude Acquisition Corp., a Delaware corporation (Nasdaq: ALTU, ALTUW), and has been involved with Investcorp India Acquisition Corp., a Cayman Islands exempted special purpose acquisition company (Nasdaq: IVCA). From April 2019 to June 2020, Mr. Rouf worked as an investment professional at FinTech Acquisition Corp. III, a Delaware corporation that merged with Paya, Inc. (Nasdaq: PAYA), a leading integrated payments and commerce solution provider. From April 2019 to June 2020, Mr. Rouf also worked as an investment professional at Insurance Acquisition Corp. I, which merged with Shift Technologies, Inc., a Delaware corporation (Nasdaq: SFT). Mr. Rouf was with J.P. Morgan Chase & Co.’s investment banking leveraged finance team executing debt finance transactions from June 2017 to May 2019. From March 2015 to June 2017, Mr. Rouf was an associate on Sumitomo Mitsui Banking Corporation’s finance team executing structured debt finance transactions. Mr. Rouf graduated from Baruch College with a BBA in accounting and received a Master of Science degree in sustainability management/energy finance from Columbia University. The Board believes Mr. Rouf’s extensive experience with public companies qualifies him to serve as a director of the Company.

Stephanos Papadopoulos, Independent Director

Mr. Papadopoulos has served as a director of the Company since September 7, 2023. Mr. Mr. Papadopoulos is the Co-Founder of Tellus Global Coaches (“Tellus”), where he has served as a senior coach since November 2021. The mission of Tellus is to transform the global mindset for the greater good and to drive careers. He has also served as a business and executive coach with Spatzia Advisory Ltd. since November 2021. Mr. Papadopoulos founded Spatzia

Consulting Ltd., where he served as the Chief Executive Officer and Director From September 2017 to October 2021. Prior to that, from June 2014 to August 2017, Mr. Papadopoulos served as the Chief Financial Officer, Chief Operations Officer and Executive Director of PointRF Systems PLC, where he oversaw strategic planning and group operational coordination. From April 2008 to June 2014 he served as the Chief Financial Officer and Secretary of Charalambides Christies Ltd, where he was responsible for the management of the finance, IT and administrative and legal functions of the company. Mr. Papadopoulos was the Audit Manager of PwC, Nicosia from October 1998 to February 2000, where he organized and supervised staff audit engagements. He has served as a member of the Advisory Board of Atlas Panton Ltd Group of Companies since September 2017. Mr. Papadopoulos received both his Bachelor’s degree and his M.B.A from Michigan State University. The Board believes Mr. Papadopoulos’ extensive financial experience qualifies him to serve as a director of the Company.

Vote Required

The election of each nominee requires the affirmative vote of a majority of the votes cast by the holders of Common Stock present at the Annual Meeting and entitled to vote thereon, voting together as a single class. Abstentions will be counted in connection with the determination of whether a valid quorum is established. Abstentions will have no effect on the Election of Directors Proposal.

Board Recommendation

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH DIRECTOR NOMINEE.

PROPOSAL 4:

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2023

The Audit Committee annually evaluates the performance of our independent registered public accounting firm and determines whether to re-engage the current independent auditor or consider other audit firms. This year the Audit Committee has approved the engagement of new auditors, Marcum LLP as our independent registered public accounting firm for the year ending December 31, 2023.

Ratification of our independent registered public accounting firm is not required by our amended and restated bylaws or otherwise. However, we are submitting the selection of Marcum LLP to our stockholders for ratification as a matter of good corporate practice and because we value the views of our stockholders.

The Audit Committee considers Marcum LLP to be well qualified. In the absence of contrary specification, the proxy holders will vote proxies received in response to this solicitation in favor of ratification of the appointment. In the event that stockholders fail to ratify the appointment of Marcum LLP, the Audit Committee will reconsider the appointment of Marcum LLP. Even if the appointment is ratified, the ratification is not binding and the Audit Committee may, in its discretion, select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our best interest and the best interest of our stockholders.

Representatives of Marcum LLP are not expected to be present at the Annual Meeting and we do not expect that they will be available to respond to appropriate questions. We have provided Marcum LLP with an opportunity to make a statement if they desire to do so, although they have declined to make such a statement at the Annual Meeting.

Fees Paid to Auditor

The following is a summary of the fees and services provided by Marcum LLP to the Company and its predecessor, Trajectory Alpha Acquisition Corp., for fiscal years 2022 and 2021:

	2022	2021
Audit Fees(1)	$92,700	$70,825
Audit-Related Fees(2)	—	—
Tax Fees(3)	—	—
All Other Fees(4)	—	—
Total	$92,700	$70,825

____________

(1)      Audit Fees consist of professional services rendered in connection with the audit of our annual financial statements, including the audited financial statements presented in our Annual Report on Form 10-K, and the review of our financial statements included in quarterly reports, along with services that are normally provided by the independent registered accountants in connection with statutory and regulatory filings or engagements for those fiscal years and timely review of our quarterly consolidated financial statements.

(2)      Audit-related fees consist of fees for professional services rendered for assurance and related services by Marcum LLP that were reasonably related to the performance of the audit or review of our consolidated financial statements that are not reported under “Audit Fees.” There were no separate charges in either period related to such services.

(3)      Tax Fees consist of fees for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state, and international tax compliance. No tax services were provided in either period.

(4)      All other fees consist of fees billed for products and services provided by Marcum LLP other than the services reported for the other categories; there were no such fees in either period.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

Consistent with SEC policies and guidelines regarding audit independence, the Audit Committee approves the engagement of our independent registered public accounting firm and is also required to pre-approve all audit and non-audit expenses, based on independence, qualifications, and if, appliable, performance. All of the services described above were approved by the Audit Committee in accordance with its procedure.

Vote Required

Approval of the ratification of the appointment of Marcum as our independent registered public accounting firm for the fiscal year ending December 31, 2023 requires the affirmative vote of a majority of the votes cast by the holders of Common Stock present at the Annual Meeting and entitled to vote thereon, voting together as a single class. Abstentions will be counted in connection with the determination of whether a valid quorum is established. Abstentions will have no effect on the Ratification of Auditor Proposal.

Board Recommendation

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF MARCUM LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2023.

PROPOSAL 5:

THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Annual Meeting from time to time to solicit additional proxies in favor of the proposals or if otherwise determined by the chairperson of the Annual Meeting to be necessary or appropriate.

Vote Required for Approval

Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of Common Stock present at the Annual Meeting and entitled to vote thereon, voting together as a single class. Abstentions will be counted in connection with the determination of whether a valid quorum is established. Abstentions will have no effect on the Adjournment Proposal.

Board Recommendation

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ADJOURNMENT PROPOSAL, IF PRESENTED.

THE ANNUAL MEETING

Overview

Date, Time and Place.    The Annual Meeting of the Company’s stockholders will be held at 8:00 a.m. Eastern Time on Monday, December 18, 2023, as a virtual meeting. You will be able to attend, vote your shares and submit questions during the Annual Meeting via a live webcast available at https://www.cstproxy.com/zalatoris/2023. If you plan to attend the virtual online Annual Meeting, you will need your 12 digit control number to vote electronically at the Annual Meeting. The meeting will be held virtually over the internet by means of a live audio webcast. Only stockholders who own shares of our Common Stock as of the close of business on the record date will be entitled to attend the virtual meeting.

To register for the virtual meeting, please follow these instructions as applicable to the nature of your ownership of our Common Stock.

If your shares are registered in your name with our transfer agent and you wish to attend the online-only virtual meeting, go to https://www.cstproxy.com/zalatoris/2023 and enter the control number you received on your proxy card and click on the “Click here” to preregister for the online meeting link at the top of the page. Just prior to the start of the meeting you will need to log back into the meeting site using your control number. Pre-registration is recommended but is not required in order to attend.

Beneficial stockholders who wish to attend the online-only virtual meeting must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and e-mail a copy (a legible photograph is sufficient) of their legal proxy to proxy@continentalstock.com. Beneficial stockholders who e-mail a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the online-only meeting. After contacting our transfer agent, a beneficial holder will receive an e-mail prior to the meeting with a link and instructions for entering the virtual meeting. Beneficial stockholders should contact our transfer agent no later than 72 hours prior to the Annual Meeting date.

Stockholders will also have the option to listen to the Annual Meeting by telephone by calling:

•        Within the U.S. and Canada: +1 800-450-7155 (toll-free)

•        Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)

The passcode for telephone access: 1253231#. You will not be able to vote or submit questions unless you register for and log in to the Annual Meeting webcast as described herein.

Voting Power; record date. You will be entitled to vote or direct votes to be cast at the Annual Meeting, if you owned Zalatoris Class A Common Stock at the close of business on November 1, 2023, the Record Date for the Annual Meeting. You will have one vote per proposal for each share of the Common Stock you owned at that time. The Company’s warrants do not carry voting rights.

Votes Required.

•        Approval of Founder Share Amendment Proposal and Action by Written Consent Amendment Proposal each require the affirmative vote of both (x) a majority of the holders of outstanding Common Stock voting together as a single class and (y) a majority of the outstanding Zalatoris Class B Common Stock voting as a separate class.

•        Approval of the Election of Directors Proposal, Ratification of Auditor Proposal and Adjournment Proposal each require the affirmative vote of a majority of the votes cast by the holders of Common Stock present at the Annual Meeting and entitled to vote thereon, voting together as a single class.

If you do not want the proposal to be approved, you must abstain, not vote, or vote “AGAINST” such proposal. Abstentions will have the effect of a vote “AGAINST” the Founder Share Amendment and Action by Written Consent Amendment Proposals.

Abstentions will have no effect on the Election of Directors Proposal, Ratification of Auditor Proposal and Adjournment Proposal.

At the close of business on the record date of the Annual Meeting, there were 6,358,118 shares of Class A Common Stock and 4,312,500 shares of Class B Common Stock outstanding, each of which entitles its holder to cast one vote per proposal.

Proxies; Board Solicitation; Proxy Solicitor.    Your proxy is being solicited by the Board on the proposals being presented to stockholders at the Annual Meeting. Proxies may be solicited in person or by telephone. The Company has engaged Advantage Proxy, Inc. to assist in the solicitation of proxies for the Annual Meeting. If you grant a proxy, you may still revoke your proxy and vote your shares online at the Annual Meeting if you are a holder of record of the Company’s Common Stock. You may contact the Proxy Solicitor, Advantage Proxy, Inc., PO Box 10904, Yakima, WA 98909, 1-877-870-856, email ksmith@advantageproxy.com or Paul Davis, Chief Executive Officer, Zalatoris Acquisition Corp., 99 Wall Street, Suite 5801, New York, NY 10005, email: p.davis@jstreicher.eu.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of the Common Stock as of the Record Date based on information obtained from the persons named below, with respect to the beneficial ownership of shares of Common Stock, by:

•        each person known by us to be the beneficial owner of more than 5% of our outstanding shares of Common Stock;

•        each of our executive officers and directors that beneficially owns shares of Common Stock; and

•        all our officers and directors as a group.

As of the record date, there were 6,358,118 shares of Class A Common Stock and 4,312,500 shares of Class B Common Stock issued and outstanding. Unless otherwise indicated, all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them. The table below does not include the shares of Common Stock underlying the Private Placement Warrants held or to be held by our Sponsor because these securities are not exercisable within 60 days of the record date for the Annual Meeting.

Name and Address of Beneficial Owner(1)(2)	Class A Common Stock		Class B Common Stock(2)		Approximate Percentage of Outstanding Common Stock
	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned	Approximate Percentage of Class
Paul Davis(3)	—	—	2,592,898	60.12%	24.30%
Adeel Rouf	—	—	20,000	0.46%	0.19%
Niall Ennis	—	—	20,000	0.46%	0.19%
Pantelis Dimitriou	—	—	20,000	0.46%	0.19%
Stephanos Papadopoulos	—	—	20,000	0.46%	0.19%
All directors and executive officers as a group (5 individuals)	—	—	2,672,898	61.96%	25.06%
Other 5% and Greater Stockholders
Meteora Capital, LLC(4)	877,335	13.80%	—	—	8.22%
683 Capital Management, LLC(5)	1,484,799	23.35%	—	—	13.91%
683 Capital Partners, LP(5)	1,484,799	23.35%			13.91%
Ari Zweiman(5)	1,484,799	23.35%			13.91%
Shaolin Capital Management LLC(6)	1,1,456,470	22.91%	—	—	13.65%
Atalaya Capital Management LP(7)	929,016	14.61%	—	—	8.71%
Radcliffe Capital Management, L.P.(8)	1,434,939	22.57%	—	—	13.45%
RGC Management Company, LLC(8)	1,434,939	22.57	—	—	13.45%
Steven B. Katznelson(8)	1,434,939	22.57	—	—	13.45%
Christopher Hinkel(8)	1,434,939	22.57	—	—	13.45%
Radcliffe SPAC Master Fund, L.P.(8)	1,434,939	22.57	—	—	13.45%
Radcliffe SPAC GP, LLC(8)	1,434,939	22.57	—	—	13.45%
Highbridge Capital Management, LLC(9)	1,545,096	24.30%	—	—	14.48%
Polar Asset Management Partners Inc.(10)	1,485,000	23.36%	—	—	13.92%
J. Streicher Holdings, LLC(11)	—	—	2,592,898	60.12%	24.30%
D. E. Shaw Valence Portfolios, L.L.C.(13)	1,485,000	23.36%	—	—	13.92%

____________

(1)      Unless otherwise noted, the business address of each of the following entities or individuals is c/o Zalatoris Acquisition Corp., 99 Wall Street, Suite 5801, New York, New York 10005.

(2)      Interests shown consist solely of founder shares, classified as shares of Class B Common Stock. Such shares are convertible into shares of Class A Common Stock on a one-for-one basis, subject to adjustment.

(3)      These shares represent 2,592,898 shares of Class B Common Stock of the issuer held by J. Streicher Holdings, LLC (the “Sponsor”). As such, the Reporting Person may be deemed to have beneficial ownership of such shares. The Reporting Person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest he may have therein, directly or indirectly.

(4)      According to a Schedule 13G filed with the SEC on August 8, 2023, on behalf of Meteora Capital, LLC. The business address of this stockholder is 1200 N Federal Hwy, #200, Boca Raton FL 3343.

(5)      According to a Schedule 13G filed with the SEC on February 14, 2023, on behalf of 683 Capital Management, LLC, 683 Capital Partners, LP, and Ari Zweiman. The business address of this stockholder is 1700 Broadway, Suite 4200, New York, NY 10019.

(6)      According to a Schedule 13G filed with the SEC on February 14, 2023, on behalf of Shaolin Capital Management LLC. The business address of this stockholder is 230 NW 24th Street, Suite 603, Miami, FL 33127.

(7)      According to a Schedule 13G filed with the SEC on February 14, 2023, on behalf of Atalaya Capital Management LP. The business address of this stockholder is One Rockefeller Plaza, 32nd Floor, New York, NY 10020.

(8)      According to a Schedule 13G filed with the SEC on February 14, 2023, on behalf of Radcliffe Capital Management, L.P., RGC Management Company, LLC, Steven B. Katznelson, Christopher Hinkel, Radcliffe SPAC Master Fund, L.P., and Radcliffe SPAC GP, LLC. The business address of this stockholder is 50 Monument Road, Suite 300, Bala Cynwyd, PA 19004.

(9)      According to a Schedule 13G filed with the SEC on January 31, 2023, on behalf of Highbridge Capital Management, LLC. The business address of this stockholder is 277 Park Avenue, 23rd Floor, New York, New York 10172.

(10)    According to a Schedule 13G filed with the SEC on February 11, 2022, on behalf of Polar Asset Management Partners Inc. The business address of this stockholder is 16 York Street, Suite 2900, Toronto, ON, Canada M5J 0E6.

(11)    Per company records. The business address of this stockholder is 99 Wall Street, #5801, New York, NY 10005.

(12)    According to a Schedule 13G filed with the SEC on December 27, 2021, on behalf of D. E. Shaw Valence Portfolios, L.L.C. The business address of this stockholder is 1166 Avenue of the Americas, 9th Floor, New York, NY 10036.

SUBMISSION OF STOCKHOLDER PROPOSALS

The Board is aware of no other matter that may be brought before the Annual Meeting. Under the DGCL, only business that is specified in the notice of Annual Meeting to stockholders may be transacted at the Annual Meeting.

FUTURE STOCKHOLDER PROPOSALS AND NOMINATIONS

If the Founder Share Amendment Proposal and Action by Written Consent Amendment Proposal are approved, we anticipate that the annual meeting of stockholders will be held no later than December 31, 2024. For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2024 annual meeting of stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act.

In addition, our bylaws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting. Notice of a nomination or proposal must be delivered to us not later than the close of business on the 90th day nor earlier than the opening of business on the 120th day before the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by us. The chairman of the board may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.

If the Founder Share Amendment Proposal and Action by Written Consent Amendment Proposal are not approved and the Company fails to complete a qualifying business combination on or before March 14, 2024, there will be no following annual meeting.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two (2) or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

•        If the shares are registered in the name of the stockholder, the stockholder should contact us at 1 800-450-7155 to inform us of his or her request; or

•        If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this Proxy Statement, over the Internet at the SEC’s website at http://www.sec.gov.

If you would like additional copies of this Proxy Statement or if you have questions about the proposals to be presented at the Annual Meeting, you should contact:

Advantage Proxy, Inc.
PO Box 10904
Yakima, WA 98909
Toll Free – 1-877-870-8565
Main – 1-206-870-8565
Email: ksmith@advantageproxy.com

You may also obtain these documents by requesting them from the Company at:

Zalatoris Acquisition Corp.
99 Wall Street, Suite 5801
New York, New York 10005
Attn: Paul Davis
Telephone No.: +44 7730 679385

If you are a stockholder of the Company and would like to request documents, please do so by December 11, 2023, in order to receive them before the Annual Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

ANNEX A

SECOND AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
ZALATORIS ACQUISITION CORP.

Pursuant to Section 242 of the
Delaware General Corporation Law

ZALATORIS ACQUISITION CORP. (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware, does hereby certify as follows:

1.      The name of the Corporation is Zalatoris Acquisition Corp. The Corporation’s Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on February 1, 2021 (the “Original Certificate”). An Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on December 9, 2021 and amended on June 12, 2023 by that certain Amendment to the Amended and Restated Certificate of Incorporation (as may be amended, the “Amended and Restated Certificate of Incorporation”).

2.      This Second Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate of Incorporation of the Corporation.

3.      This Second Amendment to the Amended and Restated Certificate of Incorporation was duly adopted in accordance with the Amended and Restated Certificate of Incorporation and Section 242 of the General Corporation Law of the State of Delaware (the “DGCL”) as follows:

Item 4 of this Second Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the affirmative vote of both (x) a majority of the holders of outstanding Common Stock voting together as a single class and (y) a majority of the outstanding Class B Common Stock voting as a separate class.

4.      Section 4.3(b)(i) is hereby deleted in its entirety and replaced as follows:

(b) Class B Common Stock.

(i) Shares of Class B Common Stock shall be convertible into shares of Class A Common Stock on a one-for-one basis (the “Initial Conversion Ratio”) at the election of the holder of such Class B Common Stock at any time prior to the closing of the business combination or otherwise automatically on the closing of the business combination.

5.      A new Section 5.6 is hereby added and shall read as follows:

Section 5.6 Written Consent to Action by Directors. Any action required to be taken at a meeting of the directors of the Corporation or any other action which may be taken at a meeting of the directors or of a committee, may be taken without a meeting, if a consent in writing, setting forth the action so taken, shall be signed by a majority of the directors, or a majority of the members of the committee, as the case may be. Such consent shall have the same legal effect as a vote of the majority the directors or members of the committee.

Annex A-1

IN WITNESS WHEREOF, Zalatoris Acquisition Corp. has caused this Second Amendment to the Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of this [    ] day of December, 2023.

ZALATORIS ACQUISITION CORP.
By:
Name:	Paul Davis
Title:	Chief Executive Officer

Annex A-2

Zalatoris Acquisition Corp.
99 Wall Street, Suite 5801
New York, New York 10005
(917) 675-3106

ANNUAL MEETING OF STOCKHOLDERS

December 18, 2023

YOUR VOTE IS IMPORTANT

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MONDAY, DECEMBER 18, 2023

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice dated December 6, 2023 and Proxy Statement, dated December 6, 2023, in connection with the Annual Meeting to be held at 8:00 a.m. Eastern Time on Monday, December 18, 2023 as a virtual meeting (the “Annual Meeting”) for the sole purpose of considering and voting upon the following proposals, and hereby appoints Paul Davis (with full power to act alone), the attorneys and proxies of the undersigned, with full power of substitution to each, to vote all shares of the Common Stock of the Company registered in the name provided, which the undersigned is entitled to vote at the Annual Meeting and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE FOUNDER SHARE AMENDMENT PROPOSAL, “FOR” THE ACTION BY WRITTEN CONSENT AMENDMENT PROPOSAL, “FOR” THE ELECTION OF DIRECTORS PROPOSAL, “FOR” THERATIFICATION OF AUDITOR PROPOSAL AND “FOR” THE ADJOURNMENT PROPOSAL, IF PRESENTED.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on Monday, December 18, 2023.

Proposal 1 — Founder Share Amendment Proposal	FOR	AGAINST	ABSTAIN

A proposal to amend the Company’s Amended and Restated Certificate of Incorporation dated as of June 12, 2023 to provide for the right of the holders of Zalatoris Class B Common Stock to convert such shares of Zalatoris Class B Common Stock into shares of Zalatoris Class A Common Stock on a one-to-one basis at the election of such holders and (ii) for action by written consent executed by a majority of the Board or a majority of committee members.

	¨	¨	¨

Proposal 2 — Action by Written Consent Amendment Proposal	FOR	AGAINST	ABSTAIN

A proposal to amend the Company’s Amended and Restated Certificate of Incorporation dated as of June 12, 2023 to provide for the right of the Directors of Zalatoris to take any action required to be taken at a meeting of the Board of Directors or at a meeting of a committee without holding such a meeting if a consent in writing, setting forth the actions to be taken, is signed by a majority of the Board of Directors or a majority of the members of the committee.

	¨	¨	¨

Proposal 3 — Election of Directors Proposal	FOR	AGAINST	ABSTAIN

A proposal to elect the five directors named in this Proxy Statement for a three-year term expiring in 2026 or until their successor has been duly elected and qualified or until their earlier resignation, removal or death.

	¨	¨	¨

Proposal 4 — Ratification of Auditor Proposal	FOR	AGAINST	ABSTAIN
A proposal to ratify the appointment of Marcum LLP as our independent registered public accounting firm for the year ending December 31, 2023.	¨	¨	¨

Proposal 5 — Adjournment Proposal	FOR	AGAINST	ABSTAIN

A proposal to approve the adjournment of the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise, only to be presented at the Annual Meeting if there are not sufficient votes to approve the proposals.

	¨	¨	¨
Dated: December 6, 2023

Stockholder’s Signature

Stockholder’s Signature

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS SET FORTH HEREIN AT THE ANNUAL MEETING. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.